EXHIBIT 99.22

Program: Washington Mutual Mortgage Securities Corp. sponsor of prior securitized pools of adjustable rate residential mortgage loans (non-traditional or "alternative A" underwriting standards) with initial fixed rate periods of various numbers of years  for which WaMu Acceptance Corp. acted as depositor in a registered transaction

Selected Summary Cut-Off Date Information by Transaction (designations keyed to symbols published by Bloomberg L.P.)

Series Designation for Prior Securitied Pools:	WMALT 2007-HY2		WMALT 2007-HY01		WMALT 06-AR10
Mortgage Loan Characteristics as of Pool Settlement Date (1):	03/28/2007		01/30/2007		12/28/2006

Number of Mortgage Loans	884		1,608		1,565
Aggregate Principal Balance	$412,140,321.14		$500,261,670.73		$501,048,604.18
Approximate Weighted Average Mortgage Interest Rate	6.74%		6.72%		6.76%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Range Mortgage Interest Rates:	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
0.000 - 2.000%	0	0.00%	0	0.00%	0	0.00%
2.001 - 3.000%	0	0.00%	0	0.00%	0	0.00%
3.001 - 4.000%	0	0.00%	0	0.00%	0	0.00%
4.001 - 5.000%	0	0.00%	0	0.00%	1	0.01%
5.001 - 6.000%	100	12.38%	129	8.28%	145	9.68%
6.001 - 7.000%	546	63.41%	1,118	69.49%	1,028	67.75%
7.001 - 8.000%	190	20.02%	304	19.38%	345	19.40%
8.001 - 9.000%	46	4.08%	56	2.83%	44	3.04%
9.001 or Greater%	2	0.12%	1	0.01%	2	0.13%

Approximate Weighted Average Original Term (in months)	360.03		361.95		360
Approximate Weighted Average Remaining Term (in months)	357.6		355.95		357.52
Approximate Weighted Average Loan-To-Value Ratio	71.90%		71.32%		72.39%
Approximate Weighted Average Credit Score (2)	720.54		719.2		716.99
Minimum Credit Score (2)	579		600		600
Maximum Credit Score (2)	816		819		820

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Property Type	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Single Family Residence	583	68.09%	931	58.47%	918	58.31%
Duplex	35	4.11%	92	6.13%	99	7.57%
Triplex	16	2.42%	32	2.51%	25	2.20%
Fourplex	9	1.04%	47	4.34%	32	2.65%
Townhouse	0	0.00%	0	0.00%	2	0.11%
Low Rise Condominium - 1-3 Stories	79	6.46%	227	12.05%	209	11.35%
Planned Unit Development	160	17.65%	277	16.45%	275	17.52%
Housing Cooperative	0	0.00%	1	0.02%	0	0.00%
Other	2	0.23%	1	0.02%	5	0.29%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Loan Purpose	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Purchase/Construction To Perm	403	41.90%	815	48.53%	779	48.55%
Rate/Term Refinance	185	22.73%	332	21.04%	316	20.26%
Cash Out Refinance	296	35.37%	461	30.43%	470	31.19%
Other	0	0.00%	0	0.00%	0	0.00%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Geographic Concentration (3)	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Alabama	0	0.00%	1	0.03%	6	0.20%
Alaska	0	0.00%	0	0.00%	0	0.00%
Arizona	35	3.48%	66	3.15%	83	3.96%
Arkansas	0	0.00%	0	0.00%	3	0.07%
California	450	57.78%	659	52.45%	567	46.80%
Colorado	16	1.80%	27	1.36%	52	3.01%
Connecticut	6	0.72%	10	0.73%	11	1.04%
Delaware	1	0.49%	4	0.15%	1	0.05%
District Of Columbia	0	0.00%	0	0.00%	3	0.37%
Florida	49	5.18%	167	7.68%	134	6.36%
Georgia	3	0.17%	43	1.77%	24	0.72%
Hawaii	1	0.24%	5	0.49%	7	0.79%
Idaho	4	0.47%	2	0.07%	6	0.17%
Illinois	33	3.74%	111	5.37%	101	5.46%
Indiana	3	0.18%	5	0.11%	6	0.17%
Iowa	1	0.04%	3	0.10%	0	0.00%
Kansas	0	0.00%	1	0.05%	2	0.04%
Kentucky	0	0.00%	0	0.00%	1	0.08%
Louisiana	0	0.00%	0	0.00%	0	0.00%
Maine	0	0.00%	1	0.01%	1	0.02%
Maryland	9	0.79%	20	1.04%	34	2.52%
Massachusetts	23	2.70%	32	2.76%	20	1.44%
Michigan	5	0.33%	15	0.72%	63	2.18%
Minnesota	9	0.90%	15	0.60%	21	1.20%
Mississippi	0	0.00%	0	0.00%	1	0.06%
Missouri	4	0.21%	16	0.66%	10	0.29%
Montana	0	0.00%	1	0.03%	0	0.00%
Nebraska	0	0.00%	0	0.00%	1	0.02%
Nevada	33	3.31%	48	2.32%	35	2.22%
New Hampshire	2	0.13%	2	0.07%	7	0.47%
New Jersey	16	1.71%	29	1.88%	23	1.44%
New Mexico	6	0.33%	7	0.26%	2	0.10%
New York	20	2.82%	41	2.83%	34	2.74%
North Carolina	5	0.30%	6	0.25%	11	0.40%
North Dakota	0	0.00%	1	0.02%	0	0.00%
Ohio	4	0.32%	8	0.16%	16	0.56%
Oklahoma	0	0.00%	2	0.06%	4	0.11%
Oregon	34	2.45%	40	1.74%	42	2.06%
Pennsylvania	5	0.11%	10	0.41%	13	0.50%
Rhode Island	1	0.06%	4	0.18%	4	0.18%
South Carolina	1	0.12%	3	0.50%	11	0.58%
South Dakota	0	0.00%	2	0.04%	0	0.00%
Tennessee	0	0.00%	6	0.16%	6	0.39%
Texas	30	1.31%	41	1.30%	26	1.21%
Utah	9	0.97%	24	0.89%	15	0.70%
Virginia	14	1.69%	7	0.34%	45	3.08%
Vermont	0	0.00%	1	0.04%	1	0.05%
Washington	51	5.13%	115	7.03%	102	5.75%
Wisconsin	1	0.02%	7	0.22%	3	0.13%
West Virginia	0	0.00%	0	0.00%	6	0.28%
Wyoming	0	0.00%	0	0.00%	1	0.03%
Other	0	0.00%	0	0.00%	0	0.00%

Notes:
(1) Weighted averages refer to weighted averages
by principal balance.

(2) Excludes mortgage loans for which no credit
score was available.

(3) Percentage of aggregate pool balance represented
by mortgage loans in the specified state.